SCHEDULE  14A  INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  use of the Commission only (as permitted by Rule 14a-6
      (e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Under  Rule14a-12

                           ORBIT  INTERNATIONAL  CORP.
                           ---------------------------
     (Name  of  Registrant  as  Specified  In  Its  Charter)

                                   SAME
                                   ----
(Name  of  Person(s)  Filing  Proxy  Statement  if  other  than  the Registrant)



Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                             ORBIT  INTERNATIONAL  CORP.
                                 80  CABOT  COURT
                            HAUPPAUGE,  NEW  YORK  11788


                  NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 25, 2004, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To consider and act upon a proposal to amend the Company's 1995 Stock Option Plan for Non-Employee Directors.

3. To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2004.

4.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 10, 2004, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

                                  BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                  MARK  TUBLISKY
                                  Secretary
Hauppauge, New  York
May  12, 2004

                     ORBIT  INTERNATIONAL  CORP.
                         80  CABOT  COURT
                     HAUPPAUGE,  NEW  YORK  11788

                         (631)  435-8300
                     ______________________

                        PROXY  STATEMENT
                     ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 25, 2004, at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, and any adjournment thereof.

                  VOTING  SECURITIES;  PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One third of the outstanding shares of Common Stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not effect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.`

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the adoption of the amendment to the Company's 1995 Stock Option Plan for Non-Employee Directors, and FOR the ratification of the appointment of Goldstein Golub Kessler LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

     At the close of business on April 16, 2004, there were 2,776,785 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 10, 2004, are entitled to notice of, and to vote at, the Annual Meeting.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 1, 2 or 3.

     This proxy material is being mailed to stockholders commencing on or about May 12, 2004.


                          PROPOSAL  1

                    ELECTION  OF  DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at seven, and the number of directors is currently seven. The Company has nominated seven persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, John Molloy, Bernard Karcinell, Denis Feldman and Lee Feinberg, each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by the nominees and executive officers of the Company.


Name  of  Nominee        Age       Position
-----------------        ---       --------


Dennis  Sunshine          57       President,
                                   Chief  Executive  Officer
                                   and  Director

Bruce Reissman            54       Executive  Vice  President,
                                   Chief  Operating
                                   Officer  and  Director

Mitchell  Binder          48       Vice  President  -  Finance,
                                   Chief Financial Officer
                                   and  Director

Mark  Tublisky            66       Secretary

David  Goldman            34       Controller

John  Molloy              74       Director

Bernard  Karcinell        65       Director

Denis Feldman             56       Director

Lee Feinberg              57       Director

BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Vice President-Finance of the Company since 1986 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc from 1969 to 1996, including General manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Goldman has been Controller of the Company since April 2003. Prior thereto, he was Assistant Controller of Frequency Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     John Molloy has been a director of the Company since 1992. Mr. Molloy has been a part-time consultant for Montgomery Associates, a consulting company for the defense industry, since November 1991. Prior thereto he served as Vice President of Marketing for Ocean Technologies Inc., a defense electronics company, from 1986 to 1992.

     Bernard Karcinell has been a Director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Denis Feldman has been a Director of the Company since 2000. Mr. Feldman is currently the founder and President of Market-Matrix, Inc., an e-knowledge and marketing Company and through a strategic relationship, is currently serving as a Director of Business Development of Magill Associates, Inc., a staffing and personnel business. He is also the founder and President of
Millennium3Partners, a paperless networking organization. Prior thereto, Mr. Feldman was a founding member of Corporate National Realty, Inc. a commercial real estate broker and Senior Director from 1987 to 2002. Mr. Feldman also serves on the board of directors of several not-for profit organizations.

Lee Feinberg was appointed to the Board of Directors in February 2004. Mr. Feinberg is currently a Senior Vice President of UBS Financial Services Inc. and has functional responsibility as the Director of the Private Client Group's Special Investment Products and Deputy Director of Banking and Transactional Solutions. Mr. Feinberg has been with UBS Financial Services, formerly PaineWebber, since 1987.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by Proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.


INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors (the "Board") held seven (7) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2003. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

     The Board has established an audit, nominating and corporate governance, compensation and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting or by written report.

Audit  Committee

     The Audit Committee of the Board currently consists of John Molloy, Bernard Karcinell, Denis Feldman and Lee Feinberg, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2003. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing staffs, as well as an evaluation of the performance of those staffs. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to Rule 4310(c)(26)(A) of the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Audit Committee charter accompanies the Company's proxy statement filed on May 27, 2003 as Appendix A.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held one (1) meeting during the fiscal year ended December 31, 2003 and currently consists of John Molloy, Denis Feldman, Bernard Karcinell and Lee Feinberg, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies this proxy statement as Appendix A.
                                                               -----------

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad  experience;  diversity
     -     Wisdom  and  integrity
     -     Judgment  and  skill
     -     Understanding  of  the  Company's  business  environment
     - Experience with businesses and other organizations of comparable size
     -     Ability  to  make  independent  analytical  inquiries
     - The interplay of the candidate's experience with the experience of other Board members
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board
     -     Willingness  to  devote  adequate  time  to  the  Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The Compensation Committee of the Board currently consists of John Molloy, Denis Feldman and Bernard Karcinell. The Compensation Committee held two (2) meetings during the fiscal year ended December 31, 2003. This Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. It also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.

Stock  Option  Committee

     The Stock Option Committee of the Board currently consists of John Molloy and Denis Feldman. The Stock Option Committee was formed on September 1, 1995.
All activities of the Stock Option Committee for the year ended December 31, 2003 were performed by the Compensation Committee.


                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Each member of the committee is an independent director as determined by our Board of Directors and pursuant to Nasdaq Corporate Governance Rules. In addition, the Board of Directors has determined that Bernard Karcinell is an "audit committee financial expert," as defined by SEC rules.

     We reviewed with Goldstein Golub Kessler LLP ("GGK"), who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, we have discussed GGK's independence from management and the Company including matters set forth in the written disclosures required by Independence Standards Board Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with the Audit Committee.

     We discussed with GGK the overall scope and plans of their audit. We also discussed with GGK, without management present, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Relying on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

AUDIT  COMMITTEE
Bernard  Karcinell
John  Molloy
Denis  Feldman
Lee  Feinberg


     EXECUTIVE  COMPENSATION

Summary  Compensation  Table

     The following table sets forth, for the fiscal years ended December 31, 2003, 2002 and 2001, compensation paid by the Company to the Chief Executive Officer and to each other executive officer of the Company who received more than $100,000 in salary and bonus during the fiscal year ended December 31, 2003 including salary, bonuses, stock options and certain other compensation (each, a "Named Executive Officer"):






ANNUAL COMPENSATION(1)
--------------------------------------------------------

NAME AND
PRINCIPAL POSITION                                        YEAR  SALARY ($)  BONUS ($)  ALL OTHER COMPENSATION($)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
Dennis Sunshine,                                          2003     376,000    103,000                   4,000(2)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
President and Chief                                       2002     356,000     72,000                   7,791(3)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Executive Officer                                       2001     340,000     41,000                   6,600(4)
--------------------------------------------------------  ----  ----------  ---------  -------------------------

Bruce Reissman,                                           2003     341,000    101,000                   4,000(2)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Executive Vice President and                            2002     302,000     55,000                   6,871(3)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Chief Operating Officer                                 2001     281,000     35,000                   5,794(4)
--------------------------------------------------------  ----  ----------  ---------  -------------------------

Mitchell Binder,                                          2003     283,000     73,000                   4,000(2)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Vice President - Finance and                            2002     267,000     35,000                   5,640(3)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Chief Financial Officer                                 2001     255,000     27,000                   4,569(4)
--------------------------------------------------------  ----  ----------  ---------  -------------------------

Mark Tublisky                                             2003     161,000     15,000                   2,461(2)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  Secretary and                                           2002     152,000      9,000                   2,692(3)
--------------------------------------------------------  ----  ----------  ---------  -------------------------
  President, Behlman  Electronics, Inc.                   2001     149,000      5,000                   1,086(4)
--------------------------------------------------------  ----  ----------  ---------  -------------------------


__________________
(1)     The  Company  has  no  long-term  incentive  compensation plan other than its several stock option plans described  herein  and  various  individually  granted  options.  The  Company does not award stock appreciation rights,  restricted  stock  awards  or  long-term  incentive  plan  pay-outs.

(2)     Includes $4,000, $4,000, $4,000 and $2,461 of matching contributions made by the Company pursuant to the
Company's  401(k)  Plan  for  each  of  Messrs.  Sunshine,  Reissman,  Binder  and  Tublisky,  respectively.

(3)     Includes $4,146, $4,098, $3,188 and $2,692 of matching contributions made by the Company pursuant to the
Company's  401(k)  Plan for each of Messrs. Sunshine, Reissman, Binder and Tublisky, respectively. Also includes the  portion  of  the  insurance premium attributable to the employee and paid by the Company under split dollar insurance  policies  maintained  by  the Company for the benefit of Messrs. Sunshine, Reissman and Binder in the amounts of $3,645, $2,773 and $1,452, respectively. No payments have been made by the Company for the benefit of these  officers  since  the  passage  of  the  Sarbanes-Oxley  Act  of  2002.

(4)     Includes $3,200, $3,200, $3,200 and $1,086 of matching contributions made by the Company pursuant to the
Company's  401(k)  Plan for each of Messrs. Sunshine, Reissman, Binder and Tublisky, respectively. Also includes the  portion  of  the  insurance premium attributable to the employee and paid by the Company under split dollar insurance  policies  maintained  by  the Company for the benefit of Messrs. Sunshine, Reissman and Binder in the amounts  of  $3,400,  $2,594  and  $1,369,  respectively.

                                      -14-
     The following table sets forth certain information concerning options granted to the Named Executive Officers during the fiscal year ended December 31, 2003.

                       OPTION  GRANTS  IN  LAST  FISCAL  YEAR


                                Individual Grants
                                -----------------

                   Number of       Percent of
                   Securities     Total Options       Exercise
                   Underlying      Granted to         or Base
                    Options       Employees in         Price          Expiration
Name                Granted        Fiscal Year        ($/Share)         Date
----               --------       --------------     ----------      ----------
Dennis  Sunshine     25,000          17.39%             $5.64          7/29/13

Bruce  Reissman      25,000          17.39%             $5.64          7/29/13

Mitchell  Binder     25,000          17.39%             $5.64          7/29/13

Mark  Tublisky       18,750          13.04%             $5.64          7/29/13



AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2003 by the Named Executive Officers. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2003.


                     Number  of  Securities            Value  of  Unexercised
                    Underlying  Unexercised            In-the-Money  Options
                Options  at  Fiscal  Year  End       at  Fiscal  Year  End(1)
                  -----------------------------      ------------------------

Name              Exercisable    Unexercisable    Exercisable    Unexercisable
----              -----------    -------------    -----------    -------------

Dennis Sunshine        170,833          25,000       $862,000          $46,500

Bruce Reissman         164,583          25,000       $834,000          $46,500

Mitchell Binder        236,287          25,000     $1,196,000          $46,500

Mark Tublisky           24,999          18,750       $130,000          $34,875
___________________
(1) The closing price for the common stock of the Company on December 31, 2003 was $7.50.
     EMPLOYMENT  AGREEMENTS

     Dennis Sunshine entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Sunshine Employment Agreement"). Under the terms of the Sunshine Employment Agreement, Mr. Sunshine is entitled to receive an annual base salary of $342,600 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Sunshine Employment Agreement provides that the employment of Mr. Sunshine may be terminated by the Company for "cause." "Cause" is defined as (i) willful and repeated failure by Mr. Sunshine to perform his duties under the Sunshine Employment Agreement, which failure is not remedied within 30 days after written notice from the Company; (ii) conviction of Mr. Sunshine for a felony; (iii) Mr. Sunshine's dishonesty or willfully engaging in conduct that is demonstrably and materially injurious to the Company or (iv) willful violation by Mr. Sunshine of any provision of the Sunshine Employment Agreement which violation is not remedied within 30 days after written notice from the Company. The Sunshine Employment Agreement may also be terminated by the Company on not less than three years' prior notice and contains a provision prohibiting Mr. Sunshine from competing with the Company for a one year period following termination of his employment.

     Bruce Reissman entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Reissman Employment Agreement"). Under the terms of the
Reissman Employment Agreement, Mr. Reissman is entitled to receive an annual base salary of $309,500 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Reissman Employment Agreement provides that the employment of Mr. Reissman may be terminated by the Company for "cause" (as defined above). The agreement may also be terminated by the Company on not less than three years' prior notice.

     Mitchell Binder entered into an amended and restated employment agreement with the Company (the "Binder Employment Agreement") which commenced in February 1999. Under the terms of the Binder Employment Agreement, Mr. Binder is entitled to receive an annual base salary of $257,500 (subject to an annual cost of living adjustment) and a bonus equal to 1.6% of the Company's pre-tax earnings between $500,000 and $1,000,000; 2% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 2.4% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 3% of the Company's pre-tax earnings in excess of $3,000,001. The Binder Employment Agreement provides that the employment of Mr. Binder may be terminated by the Company for "cause" (as defined above). The agreement may also be terminated by the Company on not less than three years' prior notice.

Mark Tublisky entered into an employment agreement with a subsidiary of the Company in April 1996 that was amended April 2002 for a period of three years. Under the terms of the employment agreement, Mr. Tublisky is currently entitled to a base salary of $149,000 (subject to an annual cost of living adjustment) and the right to participate in a bonus pool equal to 5% of the pre-tax earnings of Behlman Electronics, Inc., a subsidiary of the Company. The agreement provides that the employment of Mr. Tublisky may be terminated for "cause", defined as (i) fraud, dishonesty or similar malfeasance; (ii) refusal to comply with the Company's reasonable directions and/or failure to perform any of the material terms of the employment agreement; and (iii) alcohol or drug abuse.

Each of the Sunshine Employment Agreement, the Reissman Employment Agreement and the Binder Employment Agreement (the "Employment Agreements") provide that the employee is entitled to receive benefits offered to the Company's employees generally. The Employment Agreements also provide for termination by the employee on not less than six months' prior notice or upon a "change of control" (as defined in the Employment Agreements). If the employee terminates his employment in connection with a change in control of the Company, then the employee shall be entitled to receive, as termination pay, the maximum amount that can be paid without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.


                            COMPENSATION OF DIRECTORS

     Directors of the Company who are not employed by the Company receive directors fees of $2,000 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee Directors are entitled to receive annual grants of options to purchase Common Stock. See "Proposal 2 - Amendment to 1995 Stock Option Plan for Non-Employee Directors" below.


     COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The Company's Compensation Committee consists of Denis Feldman, Bernard Karcinell and John Molloy, each of whom is a non-employee member of the Company's Board of Directors, who was never employed by the Company and has no interlocks with any other Company other than as set forth under "Certain Relationships and Related Transactions".


     COMPENSATION  COMMITTEE  REPORT  TO  STOCKHOLDERS

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the Company's Plans which is administered by the Stock Option Committee of the Board of Directors. Messrs. Feldman, Karcinell and Molloy comprise the Compensation Committee.

     The Stock Option Committee is responsible for granting and setting the terms of stock options under the Company's 1995 Stock Option Plan fro Non-Employee Directors, 1995 Employee Stock Option Plan, 2000 Employee Stock Option Plan and 2003 Employee Stock Incentive Plan. Messrs. Feldman and Molloy serve on the Stock Option Committee.

GENERAL  POLICIES  REGARDING  COMPENSATION  OF  EXECUTIVE  OFFICERS

     The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure consists of base salary, annual cash bonuses and stock options. Together these components link each executive's compensation directly to individual and Company performance.

     Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Actual salaries vary based on the Compensation Committee's subject assessment of the individual executive's performance and the Company's performance.

     Bonuses. Executive officers are eligible to receive cash bonuses based on the Compensation Committee's subject assessment of the respective executive's individual performance and the performance of the Company. In its evaluation of executive officers and the determination of incentive bonuses, the Compensation Committee does not assign quantitative relative weights to different factors and follow mathematical formula. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant, which may include a discretionary bonus during a year of excellent financial performance or consequences for performance that is below expectations.

     Stock Options. Stock options, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company's sole long term compensation vehicle. The stock options are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an equity stake in the business.

     In  determining  the  size  of  individual options grants, the Stock Option
Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award of stock options, and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee. In determining the size and timing of option grants, the Stock Option Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Stock Option Committee in awarding stock options is to increase the stock ownership of the Company's management, the Stock Option Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer. The Stock Option Committee believes that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives based upon their personal decisions as to stock ownership and option exercises.

     In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals ("performance-based compensation"). Stock options granted under the 1995 Employee Stock Option Plan did not qualify as performance-based compensation. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in fiscal 2003 will not result in any material loss of tax deductions for the Company.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     Mr. Sunshine's base salary and bonus for the fiscal year ended December 31, 2003 was determined by the terms of the Sunshine Employment Agreement which was entered into in February 1999 and is described elsewhere in this proxy statement. The Compensation Committee believes that Mr. Sunshine's base salary level and bonus formula as set forth in the Sunshine Employment Agreement fairly reflect the outstanding contributions Mr. Sunshine has made to the Company's market and financial position as well as Mr. Sunshine's commitment to the continued success of the Company. In addition, during 2003, the Committee awarded Mr. Sunshine (as well as each of the two other senior executives) an additional discretionary bonus of $30,000 for the Company's excellent financial performance. During 2003, Mr. Sunshine also actively sought new strategic markets for many of the Company's existing and new products that resulted in a significant increase in revenues and profitability for 2003 as well as a significant increase in the Company's market capitalization. Mr. Sunshine was instrumental in hiring an investment banker to advise the Company in its ongoing expansion opportunities and continues to explore other opportunities that could enhance shareholder value.

COMPENSATION  COMMITTEE              STOCK  OPTION  COMMITTEE

Denis  Feldman                       Denis  Feldman
John  Molloy                         John  Molloy
Bernard  Karcinell



     PERFORMANCE  GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Stock Market-U.S. Index and a peer group of comparable companies (the "Peer Group") selected by the Company over the same period (assuming the investment of $100 in the Common Stock, the Nasdaq Stock Market-U.S. and the Peer Group on December 31, 1998, and the reinvestment of all dividends).

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                    AMONG  ORBIT  INTERNATIONAL,  THE  NASDAQ
                  STOCK  MARKET-US  INDEX  AND  A  PEER  GROUP
                                  (in  dollars)

                     Orbit
                     International        Peer
                     Corp.                Group               NASDAQ

12/98                100.00               100.00              100.00
12/99                 29.93                64.52              186.20
12/00                 11.91               234.63              126.78
12/01                 57.25               186.13               96.96
12/02                 99.05               119.84               68.65
12/03                204.09               155.88              108.18


     * The Peer Group is comprised of seven companies in the defense electronics industry - Aeroflex Inc., Megadata Corp., La Barge, Inc., Miltope Group Inc., DRS Technologies, Inc., Esterline Technologies Corp., and Espey Manufacturing and Electronics Corp. Such companies were chosen for the Peer Group because they have similar market capitalizations to the Company and because they represent the line of business in which the Company is engaged. Each of the Peer Group issuers is weighted according to its respective market capitalization.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     Set forth below is stock ownership information as of April 16, 2004, as to each person who owns, or is known by the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), more than 5% of the Company's 2,776,785 shares of Common Stock issued and outstanding as of April 16, 2004, and the number of shares of Common Stock owned by its directors, by all persons named in the Summary Compensation Table and by all officers and directors as a group.





Name and Address of             Amount and Nature of
Beneficial Owner               Beneficial Ownership(1)    Percent of Class
--------------------          ------------------------   ------------------

Dennis Sunshine
c/o 80 Cabot Court
Hauppauge, New York                   460,474(2)              15.62%

Bruce Reissman
c/o 80 Cabot Court
Hauppauge, New York                   459,214(3)              15.61%

Mitchell Binder
c/o 80 Cabot Court
Hauppauge, New York                   244,702(4)               8.12%

Mark Tublisky
c/o 80 Cabot Court
Hauppauge, New York                    24,999(5)                 *

John Molloy
1815 Parliament Road
Leucadia, California                    6,243(6)                 *

Bernard Karcinell
3015 South Ocean Blvd.
Highland Beach, Florida                 3,331(7)                 *

Denis Feldman
7600 Jericho Turnpike
Woodbury, New York                      3,331(7)                 *

Lee Feinberg
251 E. 51st Street
New York, New York                      2,083(8)                 *

Al Frank Asset Management, Inc.
32392 Coast Highway
Laguna Beach, California               331,396                 11.93%

All officers and directors
as a group
(8 persons)(2)(3)(4)(5)(6)(7)(8)     1,204,377                 35.55%
_________________
*  Less than one percent.


(1)     Except  as  otherwise  noted  in  the  footnotes to this table, the named person owns directly and exercises sole voting  and  investment power over the shares listed as beneficially owned by such persons.  Includes any securities that such  person  has  the  right  to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(2)     Includes  288,173  shares held by Mr. Sunshine's wife, Francine Sunshine, and 1,250 shares held in her IRA.  Also includes  options  to  purchase  170,833  shares  of  Common  Stock.

(3)     Includes  options  to  purchase  164,583  shares  of  Common  Stock.

(4)     Includes  options  to  purchase  236,287  shares  of  Common  Stock.

(5)     Includes  options  to  purchase  24,999  shares  of  Common  Stock.

(6)     Includes  options  to  purchase  5,411  shares  of  Common  Stock.

(7)     Includes  options  to  purchase  3,331  shares  of  Common  Stock.

(8)     Includes  options  to  purchase  2,083  shares  of  Common  Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2001, the Company completed a sale-leaseback transaction whereby it sold its land and building and entered into a twelve-year net lease with the buyer of the property. In connection with this transaction, Corporate National Realty, Inc., a company that Denis Feldman, a director of the Company, was a senior managing director, earned a commission of $165,000. The Company had competitively priced the sale-leaseback transaction with other real estate brokers and believes the terms of the transaction and the commission paid thereon was no less favorable than it could have obtained from a third party.

See  sections  entitled  "Executive  Compensation",  "Employment Agreements" and
"Compensation Committee Report to Stockholders" with respect to related transactions between executive officers and the Company.


                                   PROPOSAL 2

                                 AMENDMENT  TO
                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Company's Board of Directors has unanimously recommended, and at the meeting the stockholders will be asked to approve, the adoption of an amendment to the Orbit International Corp. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") in order to:

(i) increase the number of Shares available under the Plan from 62,500 Shares to 100,000 Shares; and
(ii) increase the number of Shares to be granted under an option to each Eligible Director from 416 Shares to 1,000 Shares, commencing with the Annual Stockholders meeting following the close of fiscal year 2003; and
(iii) extend the termination date of the Plan for an additional five years.

A  description  of  the  Plan  appears  below.

1995  STOCK  OPTION  PLAN  FOR  NON-EMPLOYEE  DIRECTORS

     The following discussion, which summarizes certain provisions of the Plan is qualified in its entirety by reference to the text of the Plan, a copy which is attached hereto as Exhibit A. The Plan is intended to promote the interests of the Company and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, par value $.10 per share ("Shares") of the Company.

     Administration  of  the  Plan     The  Plan  shall  be  administered by the
     -----------------------------
Compensation  Committee consisting of independent members of the Company's Board
     -
of  Directors.


___________________
  Reflects the one-for three reverse stock split effected by the Company on October 4, 1999 and the Company's 25% stock dividend effective on August 15, 2003.

     Eligibility     The  class  of  individuals  eligible  to receive grants of
     -----------
options under the Plan shall be directors of the Company who are not employees of the Company or its affiliates and who have not, within one year immediately preceding the determination of such director's eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934) ("Eligible Directors").

     Shares  Subject  to  the  Plan     An  aggregate of 100,000 Shares shall be
     ------------------------------
available  for  issuance  upon  the  exercise of options granted under the Plan.

     Grant  of  Options     Following  the  adoption  by  Stockholders  of  this
     ------------------
Proposal  2, upon first election or appointment to the Board, each newly elected
     --
Eligible  Director  will  be  granted  an  option  to  purchase  2,083  Shares .

     Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 2003, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 1,000 Shares as of the date of such meeting.

     The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

     Price  and  Payment of Options     The purchase price per Share deliverable
     ------------------------------
upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted.

     Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or, unless otherwise determined by the Board, in Shares, which shall have a Fair Market Value (determined in accordance with the rules of paragraph (i) above) at least equal to the aggregate exercise price of the Shares being purchased, or a combination of cash and Shares.

     Termination  of  Service  as  Eligible  Director     Upon  termination of a
     ------------------------------------------------
participant's service as a director for any reason, all outstanding options shall be exercisable in whole or in part for a period of one year from the date upon which the participant ceases to be a director, provided that in no event shall the options be exercisable beyond the ten year period from the date of grant.

     Nontransferability  of  Options     Unless  transferred  pursuant  to  a
     -------------------------------
qualified  domestic  relations  order,  no  option  may  be assigned, alienated,
     ---
pledged,  attached, sold or otherwise transferred or encumbered by a participant
     -
otherwise than by will or the laws of descent and distribution, and during the lifetime of the participant to whom an option is granted it may be exercised only by the participant or by the participant's guardian or legal representative.



___________________
  Reflects the one-for three reverse stock split effected by the Company on October 4, 1999 and the Company's 25% stock dividend effective on August 15, 2003.

------
Amendment  to  Plan     The  Plan  may be amended by the Board, as it shall deem
-------------------
advisable  or  to  conform  to  any  change  in any law or regulation applicable
---
thereto;  provided,  that  the  Board  may  not,  without  the authorization and
---
approval of stockholders of the Company: (i) increase the number of Shares which
---
may be purchased pursuant to options hereunder, either individually or in the aggregate, except as otherwise permitted, (ii) change the requirement of Section 5(d) that option grants be priced at Fair Market Value, except as permitted by
Section 6, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to participants hereunder.

Duration  of  Plan     The  Plan shall terminate the day following the fifteenth
------------------
Annual  Stockholders  Meeting at which Directors are elected succeeding the 1995
--
Annual Stockholders Meeting at which the Plan was approved by Stockholders, unless the Plan is extended or terminated at an earlier date by Stockholders or is terminated by exhaustion of the Shares available for issuance hereunder.

     As of April 12, 2004, 16,655 options to purchase Shares have been granted, of which 2,499 options have been exercised.


                                NEW PLAN BENEFITS

                1995 Stock Option Plan for Non-Employee Directors





NAME AND POSITION                      DOLLAR VALUE ($) NUMBER OF SHARES
                                      -----------------  ---------------
Dennis Sunshine                                       0                0
                                      -----------------  ---------------
Bruce Reissman                                        0                0
                                      -----------------  ---------------
Mitch Binder                                          0                0
                                      -----------------  ---------------
Mark Tublisky                                         0                0
                                      -----------------  ---------------
Executive Officer Group                               0                0
                                      -----------------  ---------------
Non-Executive Directors Group         $          57,281           14,156
                                      -----------------  ---------------
Non-Executive Officer Employee Group                  0                0
------------------------------------  -----------------  ---------------



     The closing price of our common stock on the Nasdaq SmallCap Market on April 21, 2004, was $7.84 per share.

OTHER  STOCK  OPTION  PLANS

     The 1995 Plan. The 1995 Employee Stock Option Plan (the "1995 Plan") was approved by the Shareholders at the 1996 Annual Meeting. A total of 625,000 shares of Common Stock were authorized and have been reserved for issuance under the 1995 Plan. As of April 16, 2004, all of the options to purchase such shares have been granted.

The 2000 Plan. The 2000 Employee Stock Option Plan (the "2000 Plan") was approved by the Shareholders at the 2000 Annual Meeting. A total of 250,000 shares of Common Stock were authorized and have been reserved for issuance under the 2000 Plan. As of April 16, 2004, all of the options to purchase such shares have been granted.

The 2003 Plan. The 2003 Employee Stock Incentive Plan (the "2003 Plan") was approved by the Shareholders at the 2003 Annual Meeting. A total of 437,500 shares of Common Stock were authorized and have been reserved for issuance under the 2003 Plan. As of April 16, 2004, 125,000 options to purchase such shares have been granted.

SECURITIES  AUTHORIZED  FOR  ISSUANCE  UNDER  EQUITY  COMPENSATION  PLANS

     The  following  table  sets  forth,  as  of  December  31,  2003:

- the number of shares of the Company's common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by the Company's stockholders and those granted under plans, including individual compensation contracts, not approved by the Company's stockholders (column A),

- the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and

- the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).


                   EQUITY COMPENSATION PLAN INFORMATION TABLE


                (a)                    (b)                (c)
Plan Category   Number of securities   Weighted-average   Number of securities
                to be issued upon      exercise price of  remaining available
                exercise of            outstanding        for future issuance
                outstanding options,   options, warrants  under equity
                warrants and rights    and rights         compensation plans
                                                          (excluding securities
                                                          reflected in
                                                          column (a))
-------------   -------------------    ----------------- --------------------
Equity               871,677                $2.97                365,204
compensation
plans approved
by security
holders
-----------------------------------------------------------------------------
Equity                - 0 -                   N/A                 - 0 -
compensation
plans not
approved by
security holders
------------------------------------------------------------------------------
Total                871,677                $2.97                365,204


CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  PLAN  UNDER  CURRENT  LAW

     The Company has been advised by counsel that in general, under the Internal Revenue Code, as presently in effect a participant will not be deemed to recognize any income for Federal Income Tax purposes at the time an option or stock appreciation right ("SAR") is granted or a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

1. In the case of an exercise of a stock option other than an incentive stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price.

2. In the case of an exercise of an SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

3. In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the participant will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable as ordinary income until the year in which the participant's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the participant may elect to recognize income when the stock is received, rather than when the interest in the stock is received, the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the participant makes this election, the amount taxed to the participant as ordinary income is determined as of the date of receipt of the restricted stock.

4. In the case of incentive stock options, there is generally no tax liability at time of exercise. However, the excess of the fair market value of the stock on the exercise date of over the option price is included in the participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise and two years from the date of grant, the participant will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price, if the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for incentive stock options to be treated as described above, the participant must remain employed by the Company (or a subsidiary in which the Company holds at least 50 percent of the voting power) from the incentive stock option grant date until three months before the incentive stock option is exercised. The three-month period is extended to one year if the participant's employment terminates on account of disability. If the participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A participant who exercises an incentive stock option might also be subject to an alternative minimum tax.

5. Upon the exercise of a stock option other than an incentive stock option, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. The Company will not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above. When a cash payment is made pursuant to the award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.

6. Pursuant to section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company's chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options and stock appreciation rights granted under the 2003 Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The 2003 Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the 2003 Plan that may likewise be treated as qualified performance-based awards.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, WHICH IS DESIGNATED AS
PROPOSAL  2  ON  THE  ENCLOSED  PROXY  CARD.


                                   PROPOSAL 3

                         INDEPENDENT  ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board Of Directors, upon the recommendation of the Audit Committee, has appointed Goldstein Golub Kessler LLP ("GGK") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2004.

     GGK has a continuing relationship with American Express Tax and Business Services, Inc ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.
      In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by GGK for the Company in 2003, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the Company's independent auditors for each of the last two fiscal years are as follows:

                               December  31,  2002          December  31,  2003
                              --------------------          -------------------
     Audit  fees                   $100,000                     $100,000

     Audit  Related  Fees          $      0                     $      0

     Tax  Fees                     $      0                     $      0

     All  Other  Fees              $ 20,000                     $ 40,000

Other services which solely include Tax Fees have been provided by TBS and total $30,000 for each the Company's fiscal years ended December 31, 2002 and December 31, 2003.

Representatives of GGK are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE
COMPANY'S  BEST  INTEREST  AND  RECOMMENDS  A  VOTE  "FOR"  SUCH  RATIFICATION.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with, except that Mark Tublisky, Secretary of the Company, did not file on a timely basis a Form 3 and Form 4 in connection with his appointment as Secretary of the Company and the grant of options to him, respectively; and each of Dennis Sunshine, President, Chief Executive Officer and a Director of the Company, Bruce Reissman, Executive Vice President, Chief Operating Officer and a Director of the Company and Mitch Binder, Vice President - Finance, Chief Financial Officer and a Director of the Company, did not file on a timely basis a Form 4 in connection with the grant of options to each of them.


     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 11, 2005. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.



                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

                     ORBIT  INTERNATIONAL  CORPORATION
           ANNUAL  MEETING  OF  STOCKHOLDERS  -JUNE  25,  2004
       THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corporation ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, on Friday, June 25, 2004, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR THE REMAINING PROPOSALS 2 AND 3.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)

                                                               Please  mark
                                                               your  votes
                                                               as  this
                                                               example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1. Election  of  Directors    FOR  All nominees           WITHHOLD AUTHORITY
                              listed  (except as marked   to  vote  for  all
                              to the contrary, see         nominees  listed
                              instruction  below)             at  left


Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  John  Molloy,
Bernard  Karcinell,  Denis
Feldman  and  Lee  Feinberg


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

     THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2.
2.Proposal  to  approve  the  amendment
  to  the  1995  Stock  Option
  Plan  for  Non-Employee
  Directors
                              For               Against               Abstain


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  3

3. Proposal  to  ratify
   Goldstein  Golub
   Kessler  LLP
   as  independent
   auditors.                  For               Against               Abstain





4. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

5.The above named proxies are granted the authority, in their discretion, to vote their proxies to adjourn the meeting to solicit more votes for Proposal 2, or any adjournment or adjournments thereof.

Dated _________________________________________,2004

Signature(s) _______________________________________

Signature(s) _______________________________________

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.

                                   APPENDIX A

                            ORBIT INTERNATIONAL CORP.

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                                 APRIL 16, 2004

I.     PURPOSE  OF  COMMITTEE.

     The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Orbit International Corp. (the "Company") is to determine the slate of director nominees for election to the Company's Board of Directors and to fill vacancies occurring between annual meetings of shareholders, and recommend individuals to the Board for nomination as members of the standing committees of the Board. The Committee shall report to the Board on a regular basis, but not less than once a year.

II.     COMMITTEE  MEMBERSHIP.

     Except as provided by NASD Rule 4350(c)(4), the Committee shall consist solely of "independent directors," i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise "independent" under the rules of the Nasdaq Stock Market, Inc.

     The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies on the Committee shall be appointed by the Board based on nominations by the Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

     If the Committee is comprised of at least three members, one director who is not independent and is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years.

III.     COMMITTEE  STRUCTURE  AND  OPERATIONS.

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least twice a year, and perhaps more frequently, in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

IV.     COMMITTEE  DUTIES  AND  RESPONSIBILITIES.

     The  following  are  the  duties  and  responsibilities  of  the Committee:

     1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.

     2. To identify individuals believed to be qualified to become Board members, consistent with criteria approved from time to time, if any, by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at each annual meeting of shareholders or, if applicable, at a special meeting of shareholders. In the case of a vacancy on the Board (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders. In selecting or recommending candidates, the Committee shall take into consideration any criteria approved by the Board, which may be set forth in any Corporate Governance Guidelines adopted by the Board and such other factors as it deems appropriate. These factors may include:

          Broad  experience;  diversity

          Wisdom  and  Integrity

          Judgment  and  Skill
          Understanding  of  the  Company's  business  environment

          Experience  with businesses and other organizations of comparable size

          Ability  to  make  independent  analytical  inquiries
          The interplay of the candidate's experience with the experience of other Board members
          The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

          Willingness  to  devote  adequate  time  to  the  Board

The Committee shall consider all candidates recommended by the Company's shareholders in accordance with the procedures set forth in the Company's annual proxy statement and in accordance with Item 7(d)(2)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee may consider candidates proposed by management, but is not required to do so.

     3. To identify Board members qualified to fill vacancies on any committee of the Board and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration any criteria approved by the Board, which may be set forth in any Corporate Governance Guidelines adopted by the Board, and the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

     4. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

     5. In its discretion, to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review those principles at least once a year.

     6. To assist management in the preparation of the disclosure in the Company's annual proxy statement regarding the operations of the Committee in accordance with Item 7(d)(2) of Schedule 14A under the Exchange Act.

     7. To report to the Board on a regular basis, but not less than once per year.

     8. To perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

V.     DELEGATION  TO  SUBCOMMITTEE.

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.     RESOURCES  AND  AUTHORITY  OF  THE  COMMITTEE.

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.